(Hodges Fund Logo)

                               SEMI-ANNUAL REPORT
                            For the Six Months Ended
                               September 30, 2002

                                  HODGES FUND

November 11, 2002

Dear Shareholders:

Try as we may, we can find no rational reason for the depth and breadth of the stock market decline so far this year. Throughout history, there have been a few periods when the stock markets became disconnected from the normal influences of business activity. In this case, the high-tech bubble served as a huge disappointment due to unrealistic expectations in that segment of the economy. Of course, September 11, 2001 was a mind-altering day imposing a whole new cloud upon our psyche. The third quarter just finished witnessed a 17.9% decline in the Dow Jones Industrial Average, a 17.6% decline in the Standard and Poor's 500 Index, and a 19.9% decline in the NASDAQ. September alone had the biggest monthly drop in the Dow Jones Industrial Average since 1937 - a 65-year time period.

An over-active press has settled into a bias of focusing on the negative with little regard of positive news or trends. This may be a normal part of the purifying process. If so, this too shall pass. We're reminded of Sir John Templeton's observations that "bad markets follow good markets and good markets follow bad markets."

It is our belief and hope that we have seen the bottom and that we are in a slow healing and rebuilding process. Only time will tell if we are right. Normally on market bottoms the consensus is that the market will go even lower, and on market peaks the sentiment generally says the market will go higher.

You may have considered getting totally out of the stock market because of the painful and distressing decline we have experienced. We believe it is too late for that. The risk/reward ratio appears to be at a very favorable level after the 31 months of market decline.

We would like to assure you we have no intention of throwing in the towel. We are working harder than ever to overcome this trying situation. Thank you for being a shareholder of the Hodges Fund, and thanks, too, for hanging with us through this difficult time. We trust that your patience and forbearance will be rewarded.

Sincerely,
/s/Don W. Hodges
Co-Portfolio Manager

/s/Craig D. Hodges
Co-Portfolio Manager

The opinions expressed above are those of Don Hodges and Craig Hodges and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Past performance is not predictive of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original investment.

This report must be preceded or accompanied by a prospectus. The Dow Jones Industrial Average, NASDAQ Composite, and S&P 500 Indices are unmanaged indices commonly used to measure performance of U.S. stocks. One cannot invest directly in an index. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding holdings.

11/02

                                  HODGES FUND

SCHEDULE OF INVESTMENTS at September 30, 2002 (Unaudited)

SHARES                                                                VALUE
------                                                                -----
COMMON AND PREFERRED STOCKS: 98.4%

AIRLINES: 4.0%
 50,000    AMR Corp.*<F1>                                          $   209,000
 35,000    Southwest Airlines Co.                                      457,100
                                                                   -----------
                                                                       666,100
                                                                   -----------

BUILDING - RESIDENTIAL & COMMERCIAL: 1.0%
  4,000    Centex Corp.                                                177,400
                                                                   -----------

COMMUNICATION: 0.9%
 75,000    JDS Uniphase Corp.*<F1>                                     146,100
                                                                   -----------

COMPUTER SERVICES: 8.7%
 10,000    Electronic Data
             Systems Corp.                                             139,800
275,000    Intervoice, Inc.*<F1>                                       440,000
 49,000    Perot Systems Corp.*<F1>                                    455,700
 95,000    Tyler Technologies, Inc.*<F1>                               418,000
                                                                   -----------
                                                                     1,453,500
                                                                   -----------

COMPUTERS, SOFTWARE & TECHNOLOGY: 6.5%
339,100    Intrusion, Inc.*<F1>                                        128,790
 10,000    Microsoft Corp.*<F1>                                        437,400
 35,000    Oracle Corp.*<F1>                                           275,100
 95,000    Sun Microsystems, Inc.*<F1>                                 246,050
                                                                   -----------
                                                                     1,087,340
                                                                   -----------

CONSTRUCTION: 0.3%
  5,000    Encore Wire Corp.*<F1>                                       44,000
                                                                   -----------

ELECTRIC SERVICES: 0.5%
 10,000    Xcel Energy, Inc.                                            93,100
                                                                   -----------

ELECTRONIC COMPONENTS: 0.3%
 18,000    Microtune, Inc.*<F1>                                         43,380
                                                                   -----------

FINANCIAL: 7.7%
  5,000    Capstead Mortgage
             Corp. - Preferred                                          60,850
 60,000    Charles Schwab Corp.                                        522,000
160,000    E*TRADE Group, Inc.*<F1>                                    712,000
                                                                   -----------
                                                                     1,294,850
                                                                   -----------

FOOD & RESTAURANTS: 12.4%
 45,000    Checkers Drive-In
             Restaurants, Inc.*<F1>                                    360,000
  5,000    Krispy Kreme
             Doughnuts, Inc.*<F1>                                      156,300
123,150    Luby's, Inc.*<F1>                                           605,898
 15,000    Sonic Corp.*<F1>                                            346,500
 15,000    Starbucks Corp.*<F1>                                        309,600
 10,000    Tootsie Roll
             Industries, Inc.                                          297,200
                                                                   -----------
                                                                     2,075,498
                                                                   -----------

HEALTH CARE PRODUCTS: 1.3%
111,800    Female Health Company*<F1>                                  221,364
                                                                   -----------

INTERNET: 0.5%
  5,000    Digital River, Inc.*<F1>                                     38,350
 55,000    i2 Technologies, Inc.*<F1>                                   28,600
  8,500    Switchboard, Inc.*<F1>                                       14,620
                                                                   -----------
                                                                        81,570
                                                                   -----------

LAND & ROYALTIES: 5.1%
 22,300    Texas Pacific Land Trust                                    861,449
                                                                   -----------

MEDIA: 6.0%
 65,000    AOL Time Warner, Inc.*<F1>                                  760,500
 65,000    XM Satellite Radio
             Holdings Inc.*<F1>                                        253,500
                                                                   -----------
                                                                     1,014,000
                                                                   -----------

MEDICAL SERVICES: 1.8%
 10,000    Odyssey Healthcare, Inc.*<F1>                               299,500
                                                                   -----------

POWER CONVERSION: 0.6%
 10,000    American Power
             Conversion Corp.*<F1>                                      95,600
                                                                   -----------

PUBLISHING: 1.6%
 30,000    Thomas Nelson, Inc.*<F1>                                    264,000
                                                                   -----------

RETAIL: 6.8%
 40,650    Calloway's Nursery, Inc.*<F1>                                36,179
 10,000    The Home Depot, Inc.                                        261,000
 22,900    G-III Apparel
             Group, Ltd.*<F1>                                          137,629
 40,000    Jos. A. Bank
             Clothiers, Inc.*<F1>                                      716,400
                                                                   -----------
                                                                     1,151,208
                                                                   -----------

RETAIL - AUTOMOBILE: 2.8%
 39,500    America's
             Car-Mart, Inc.*<F1>                                       474,790
                                                                   -----------

SEMICONDUCTORS: 4.4%
 50,000    Texas Instruments, Inc.                                     738,500
                                                                   -----------

SERVICES: 22.1%
 70,000    Corrections Corp.
             of America*<F1>                                           983,500
306,000    The Dwyer Group, Inc.*<F1>                                1,162,800
 70,900    Precis, Inc.*<F1>                                           415,474
 47,000    Pre-Paid Legal
             Services, Inc.*<F1>                                       934,360
  5,000    Weight Watchers
             International, Inc.*<F1>                                  216,800
                                                                   -----------
                                                                     3,712,934
                                                                   -----------

TRANSPORTATION: 3.0%
 45,000    Celadon Group, Inc.*<F1>                                    499,500
                                                                   -----------

VENTURE CAPITAL: 0.1%
100,000    Massey Burch
             Venture Fund I                                             13,066
                                                                   -----------

TOTAL COMMON AND
  PREFERRED STOCKS
  (cost $22,236,007)                                                16,508,749
                                                                   -----------


 CONTRACTS                                                               VALUE
-----------                                                           --------

LONG EQUITY OPTIONS: 1.1%


COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE
     50    Centex Corp./Call
             January 2003/35.00                                         57,000
     50    Countrywide Credit
             Industries, Inc./Call
             January 2003/40.00                                         49,500
     50    General Motors Corp./
             Call January 2003/30.00                                    52,000
    100    The Home Depot, Inc./
             Call January 2003/25.00                                    35,000
                                                                   -----------

TOTAL LONG EQUITY OPTIONS
  (cost $214,125)                                                      193,500
                                                                   -----------

TOTAL INVESTMENTS IN SECURITIES
  (cost $22,450,132+<F2>):  99.5%                                   16,702,249
Other Assets less Liabilities: 0.5%                                     82,856
                                                                   -----------
           NET ASSETS: 100.0%                                      $16,785,105
                                                                   -----------
                                                                   -----------


 *<F1>Non-income producing security.
 +<F2>Unrealized appreciation and depreciation were as follows:
Gross unrealized appreciation                                        1,785,696
Gross unrealized depreciation                                       (7,533,579)
                                                                   -----------
Net unrealized appreciation                                         (5,747,883)
                                                                   -----------
                                                                   -----------


See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES at September 30, 2002 (Unaudited)

ASSETS
   Investments in securities, at value (cost $22,450,132)          $16,702,249
   Receivables:
       Securities sold                                                 656,879
       Fund shares sold                                                  2,040
       Dividends and interest                                            1,111
   Prepaid expenses and other assets                                    13,832
                                                                   -----------
             Total assets                                           17,376,111
                                                                   -----------

LIABILITIES
   Payables:
       Securities purchased                                            173,480
       Fund shares redeemed                                              6,276
       Due to Custodian                                                346,411
       Distribution fees                                                12,158
       Advisor fees                                                      9,776
       Administration fees                                               3,459
   Accrued expenses                                                     39,446
                                                                   -----------
             Total liabilities                                         591,006
                                                                   -----------

NET ASSETS                                                         $16,785,105
                                                                   -----------
                                                                   -----------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                  22,737,800
   Accumulated net investment loss                                   (184,234)
   Accumulated net realized loss on
     investments and options written                                  (20,578)
   Net unrealized depreciation on investments                      (5,747,883)
                                                                   -----------
       Net assets                                                   16,785,105
                                                                   -----------
                                                                   -----------


   NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
     ($16,785,105/1,933,262 shares outstanding; unlimited
     number of shares authorized without par value)                      $8.68
                                                                   -----------
                                                                   -----------
See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2002 (Unaudited)


INVESTMENT INCOME
   Income
       Dividends                                                   $    30,885
       Interest                                                          1,038
                                                                  ------------
             Total income                                               31,923
                                                                  ------------

   Expenses
       Advisory fees                                                    93,380
       Distribution fees                                                27,465
       Administration fees                                              21,971
       Fund accounting fees                                             15,338
       Transfer agent fees                                              14,930
       Custody fees                                                     10,680
       Audit fees                                                        8,366
       Legal fees                                                        7,772
       Registration fees                                                 6,463
       Trustee fees                                                      3,918
       Reports to shareholders                                           3,916
       Miscellaneous                                                     1,424
       Insurance expense                                                   534
                                                                  ------------
             Total expenses                                            216,157
                                                                  ------------
             NET INVESTMENT LOSS                                     (184,234)
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND OPTIONS WRITTEN
   Net realized gain on investments                                  1,090,856
   Net realized loss on options written                               (87,963)
   Change in net unrealized appreciation/depreciation
     on investments                                                (8,526,231)
                                                                  ------------
       Net realized and unrealized loss on
         investments and options written                           (7,523,338)
                                                                  ------------
             NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS $(7,707,572)
                                                                  ------------
                                                                  ------------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                               SIX MONTHS            YEAR
                                                  ENDED              ENDED
                                         SEPTEMBER 30, 2002#<F4>MARCH 31, 2002
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS:
   Net investment loss                         $  (184,234)        $  (284,462)
   Net realized gain (loss) on investments
     and options written                         1,002,893            (362,307)
   Change in net unrealized
     appreciation/depreciation
     on investments                             (8,526,231)          5,807,859
                                               -----------         -----------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS              (7,707,572)          5,161,090
                                               -----------         -----------


DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain                               --                  --
                                               -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets
     derived from net change in
     outstanding shares (a)<F3>                 (1,681,174)            627,251
                                               -----------         -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS      (9,388,746)          5,788,341
                                               -----------         -----------

NET ASSETS
   Beginning of period                          26,173,851          20,385,510
                                               -----------         -----------
   End of period                               $16,785,105         $26,173,851
                                               -----------         -----------
                                               -----------         -----------

(a)<F3>  Summary of capital share transactions is as follows:

                                     SIX MONTHS                 YEAR
                                        ENDED                   ENDED
                                 SEPTEMBER 30, 2002        MARCH 31, 2002
                                 Shares       Value       Shares      Value
                                 -------     -------      -------    -------
Shares sold                      139,439 $  1,581,061     281,020  $3,182,094
Shares issued in reinvestment
  of distributions--                  --           --          --
Shares redeemed                 (311,771)  (3,262,235)   (222,087) (2,554,843)
                              ----------   ----------  ----------  ----------
Net increase (decrease)         (172,332) $(1,681,174)     58,933 $   627,251
                              ----------   ----------  ----------  ----------
                              ----------   ----------  ----------  ----------

#<F4> Unaudited.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                        SIX MONTHS
                                          ENDED                                    YEAR ENDED MARCH 31,
                                      SEPTEMBER 30,          -----------------------------------------------------------------
                                        2002#<F6>            2002           2001         2000             1999          1998
------------------------------------------------------------------------------------------------------------------------------

 Net asset value,
   beginning of period                    $12.43           $  9.96         $18.18       $16.79           $14.44        $13.20
                                         -------           -------         ------       ------           ------        ------

INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment loss                       (0.09)            (0.14)         (0.21)       (0.13)           (0.15)        (0.09)
 Net realized and
   unrealized gain (loss)
   on investments                          (3.66)             2.61          (7.81)        2.36             3.05          4.79
                                           ------             ----         ------        ----             ----          ----
Total from
   investment operations                   (3.75)             2.47          (8.02)        2.23             2.90          4.70
                                           ------             ----         ------        ----             ----          ----

LESS DISTRIBUTIONS:
 From net realized gain                       --                --          (0.20)       (0.84)           (0.55)        (3.46)
                                              --                --          ------       ------           ------        ------
 Net asset value,
   end of period                         $  8.68            $12.43        $  9.96       $18.18           $16.79        $14.44
                                         -------           -------        -------       ------           ------        ------
                                         -------           -------        -------       ------           ------        ------
 Total return                             (30.17)%^<F7>      24.80%        (44.29)%      14.13%           21.11%*<F5>   41.26%*<F5>
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end
   of period (millions)                   $16.8             $26.2          $20.4        $38.8            $35.5         $32.4
 Ratio of expenses to
   average net assets                       1.98%+<F8>        1.91%          1.75%        1.75%            1.92%         1.96%
 Ratio of net investment loss
   to average net assets                   (1.68)%+<F8>     (1.20)%        (1.46)%      (0.77)%          (0.99)%       (0.76)%
 Portfolio turnover rate                   58.66%^<F7>      131.62%        176.08%      126.05%          129.86%        94.05%

  *<F5> Sales load is not reflected in the total return number. Effective April 20, 1999 the Fund no longer imposed a sales load.

  #<F6>   Unaudited.

  ^<F7>   Not annualized.

  +<F8>   Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

   Hodges Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The investment objective of the Fund
is long-term capital appreciation.   The Fund began operations on October 9,
1992.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

   B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. The cost of securities sold is typically determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   D. Options Contracts. The Fund may purchase a call option on securities and indices. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire. If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. The Fund may write (sell) call options on securities and indices. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. The Fund as writers of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

 NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

  Hodges Capital Management, Inc. (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser receives a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. For the six months ended September 30, 2002, the Fund incurred $93,380 in advisory fees.

  U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals.

  For its services, the Administrator receives a monthly fee at the following annual rates:

Under $15 million                  $30,000
          $15 to $50 million       0.20% of average daily net assets
          $50 to $100 million 0.15% of average daily net assets $100 to $150 million 0.10% of average daily net assets
          Over $150 million        0.05% of average daily net assets

  For the six months ended September 30, 2002, the Fund incurred $21,971 in administration fees.

  First Dallas Securities, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Advisor.

  For the six months ended September 30, 2002, First Dallas Securities, Inc. received $12,060 in brokerage commissions with respect to the Fund's portfolio transactions.

  Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

  The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. During the six months ended September 30, 2002, the Fund paid fees of $27,465 to the Distributor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from the sales of securities, excluding U.S. Government obligations and short-term investments, for the six months ended September 30, 2002, were $12,852,370 and $12,837,953, respectively.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

  The tax character of distributions paid during the year's ended March 31, 2002 and 2001 were as follows:

                                    2002                      2001
                                   -----                     -----
Ordinary Income                  $    --                  $415,419
                                 -------                  --------
                                 -------                  --------

As of March 31, 2002 the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain                            $ (270,388)
Unrealized appreciation                                  2,025,265
                                                        ----------
                                                        $1,754,877
                                                        ----------
                                                        ----------

  The difference between the book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales and the deferral of losses incurred after October 31.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.


                                                 INDEPENDENT TRUSTEES - (UNAUDITED)
                                                 ----------------------------------

                                             TERM OF        PRINCIPAL                              # OF FUNDS    OTHER
                         POSITION            OFFICE AND     OCCUPATION                             IN COMPLEX    DIRECTORSHIPS
NAME, AGE                HELD WITH           LENGTH OF      DURING PAST                            OVERSEEN BY   HELD BY
AND ADDRESS              THE TRUST           TIME SERVED    FIVE YEARS                             TRUSTEE       TRUSTEE
-------------            ---------           -----------    ----------------------------------    -----------    ------------
Dorothy A. Berry         Chairman            Indefinite     Consultant, Talon                          19        Not
(Born 1943)              and                 Term           Industries (administrative,                          Applicable
615 E. Michigan St.      Trustee             Since          management & business
Milwaukee, WI 53202                          May 1991       consulting); formerly
                                                            Chief Operating Officer,
                                                            Integrated Asset
                                                            Management (investment
                                                            advisor and manager); and
                                                            formerly President, Value
                                                            Line, Inc., (investment
                                                            advisory & financial
                                                            publishing firm).

Wallace L. Cook          Trustee             Indefinite     Retired; formerly Senior                   19        Not
Born (1939)                                  Term           Vice President, Rockefeller                          Applicable
615 E. Michigan St.                          Since          Trust Co. Financial
Milwaukee, WI 53202                          May 1991       Counselor, Rockefeller
                                                            & Co.

Carl A. Froebel          Trustee             Indefinite     Private Investor;  formerly                19        Not
Born (1938)                                  Term           Managing Director, Premier                           Applicable
615 E. Michigan St.                          Since          Solutions, Ltd.;  formerly
Milwaukee, WI 53202                          May 1991       President and Founder,
                                                            National Investor Data
                                                            Services, Inc. (investment
                                                            related computer software).

Ashley T. Rabun          Trustee             Indefinite     Founder and Chief                          19        Not
Born (1952)                                  Term           Executive Officer,                                   Applicable
615 E. Michigan St.                          Since          InvestorReach, Inc.,
Milwaukee, WI 53202                          May 2002       (financial services marketing
                                                            and distribution consulting);
                                                            formerly Partner & Director,
                                                            Nicholas-Applegate Capital
                                                            Management,  (investment
                                                            management)

Rowley W.P. Redington    Trustee             Indefinite     President; Intertech                       19        Trustee,
Born (1944)                                  Term           Computer Services Corp.                              E*TRADE
615 E. Michigan St.                          Since          (consumer electronics and                            Mutual
Milwaukee, WI 53202                          May 1991       computer service and                                 Funds
                                                            marketing); formerly Vice
                                                            President, PRS of New
                                                            Jersey, Inc. (management
                                                            consulting), and Chief
                                                            Executive Officer, Rowley
                                                            Associates (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

Steven J. Paggioli       Trustee             Indefinite     Consultant, U.S. Bancorp                   19        Trustee,
(Born 1950)                                  Term           Fund Services, LLC since                             Managers
915 Broadway                                 Since          July, 2001; formerly Executive                       Funds
New York, NY  10010                          May 1991       Vice President, Investment
                                                            Company Administration,
                                                            LLC ("ICA") (mutual fund
                                                            administrator and the Fund's
                                                            former administrator).

Robert M. Slotky         President           Indefinite     Vice President, U.S.                                 Not
(Born 1947)                                  Term           Bancorp Fund Services,                               Applicable
2020 E. Financial Way,                       Since          LLC since July 2001;
Suite 100                                    May 1991       formerly, Senior Vice
Glendora, CA  91741                                         President, ICA (May
                                                            1997-July 2001).

Eric W. Falkeis          Treasurer           Indefinite     Vice President, U.S.                                 Not
(Born 1973)                                  Term           Bancorp Fund Services,                               Applicable
615 E. Michigan St.                          Since          LLC since 1997; Chief
Milwaukee, WI 53202                          August 2002    Financial Officer, Quasar
                                                            Distributors, LLC, since 2000.


Chad E. Fickett          Secretary           Indefinite     Compliance Administrator,                            Not
(Born 1973)                                  Term           U.S. Bancorp Fund Services,                          Applicable
615 E. Michigan St.                          Since          LLC since July 2000.
Milwaukee, WI  53202                         March 2002



                                    Advisor
                        HODGES CAPITAL MANAGEMENT, INC.
                               2905 Maple Avenue
                               Dallas, TX  75201
                                 (877) 232-1222

                                  Distributor
                         FIRST DALLAS SECURITIES, INC.
                               2905 Maple Avenue
                               Dallas, TX  75201
                                 (800) 388-8512

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202
                                 (866) 811-0224

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                          55 Second Street, 24th Floor
                          San Francisco, CA  94105-3441